Exhibit 10.40

SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT
THIS SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT (this “Amendment”) is made and entered effective as of August 8, 2014 (the “Effective Date”), by and between AMERICAN REALTY CAPITAL HEALTHCARE TRUST II OPERATING PARTNERSHIP, L.P. a Delaware limited partnership (“Purchaser”), ECI ACQUISITION 1, LLC, a Delaware limited liability company, VILLAGE ASSISTED LIVING LLC, an Iowa limited liability company, MT. PLEASANT ASSISTED LIVING LLC, an Iowa limited liability company, BURLINGTON ASSISTED LIVING LLC, an Iowa limited liability company, MUSCATINE ASSISTED LIVING LLC, an Iowa limited liability company, CARROLL ASSISTED LIVING LLC, an Iowa limited liability company, FT. MADISON ASSISTED LIVING LLC, an Iowa limited liability company and BURLINGTON INDEPENDENT LIVING LLC, an Iowa limited liability company (collectively, the “Seller”).
WHEREAS, Purchaser and Seller entered into that certain Asset Purchase Agreement dated August 1, 2014 as amended by that certain First Amendment to Asset Purchase Agreement dated August 7, 2014 (the “Agreement”), and the parties desire to amend the Agreement as hereinafter set forth.
NOW, THEREFORE, in consideration of the agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Recitals and Defined Terms. The foregoing recitals are true and correct and are incorporated herein by reference. All capitalized terms used herein and not expressly defined shall have the meaning given to them in the Agreement.

2.
Immediate Repair Credit. Upon the Closing of the transactions contemplated by the Agreement, Purchaser shall receive a credit in a total amount equal to $70,500.00 for certain repairs to the Facilities identified by the Purchaser’s third party consultants as immediately necessary, which repairs are more specifically described in Exhibit A attached hereto. Such credit shall be reduced or, as applicable, eliminated to the extent Purchaser has determined to its reasonable satisfaction that such conditions have been repaired or corrected by the Seller prior to Closing. Without limiting the foregoing, the parties further agree that Seller has agreed to repair, at Seller’s expense, recent water damage occurring at the Cedar Rapids Facility as the result of a drainage backup pursuant to agreements with agreements Jarvis and ServPro of Cedar Rapids, and will provide to Purchaser evidence reasonably satisfactory to Purchaser of the completion of such repairs prior to Closing (including proof of payment and evidence of applicable lien releases for such repairs to the extent requested by Purchaser).

3.
Ground Lease Estoppel and Amendment. In addition to the Ground Lease Estoppel required by the Agreement (and without limiting Seller’s obligations with respect thereto), Seller will make commercially reasonable efforts to have a separate estoppel and amendment in a form to be provided by Purchaser and relating to the Pennsylvania Facility Ground Lease executed by the tenant under the Pennsylvania Facility Ground Lease prior to Closing. For the avoidance of doubt, the receipt of an executed copy of such separate estoppel and amendment is not a condition to Closing that would otherwise allow Purchaser to delay Closing.

4.
Prairie Hills Ottumwa Facility Condominium. As a condition to Purchaser’s obligations to complete the transactions contemplated by the Agreement, Seller shall cause all rights and entitlements of the Developer (as defined in the Declaration (as herein defined)), and the professional manager identified in the Declaration, in and pursuant to the Declaration of Submission of Property to Horizontal Property Regime for Prairie Hills at Ottumwa, a Condominium (the “Declaration”) to be assigned to Purchaser or Purchaser’s designee.

5.
Purchase Price Allocations. The parties agree that the allocations of Purchase Price required by Section 3.3 of the Agreement have not yet been finalized and may be amended by mutual agreement of Seller and Purchaser prior to Closing. Without limiting the foregoing, Seller acknowledges and agrees that Purchaser has no obligation to accept any allocation of the Purchase Price to any party other than a party comprising Seller (provided, however, that this provision shall not limit Seller’s ability to pay expenses with proceeds from the Purchase Price or otherwise distribute portions of the Purchase Price to third-parties).

6.	Agreement Remains In Effect. The Agreement, as modified by this Amendment, is hereby ratified and affirmed as binding and in full force and effect.

7.
Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original. This Amendment may be executed by counterpart signatures and all counterpart signature pages shall constitute a part of this Agreement. Delivery of a counterpart hereof via facsimile transmission or by electronic mail transmission, including but not limited to an Adobe file format document (also known as a PDF file), shall be as effective as delivery of a manually executed counterpart hereof.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Asset Purchase Agreement as of the date first above written.

SELLER:

ECI ACQUISITION 1, LLC,
a Delaware limited liability company

By: Elliott Company of Iowa, Inc.,
its sole member

By:    /s/ James T. Elliott IV
Name:     James T. Elliott IV
Title:    President

VILLAGE ASSISTED LIVING LLC,
an Iowa limited liability company

By:    /s/ James T. Elliott IV
Name:     James T. Elliott IV
Title:    President

MT. PLEASANT ASSISTED LIVING LLC,
an Iowa limited liability company

By:    /s/ James T. Elliott IV
Name:     James T. Elliott IV
Title:    President

BURLINGTON ASSISTED LIVING LLC, an Iowa limited liability company

By:    /s/ James T. Elliott IV
Name:     James T. Elliott IV
Title:    President

[signature page to Second Amendment to Purchase Agreement]

MUSCATINE ASSISTED LIVING LLC, an Iowa limited liability company

By:    /s/ James T. Elliott IV
Name:     James T. Elliott IV
Title:    President

CARROLL ASSISTED LIVING LLC, an Iowa limited liability company

By:    /s/ James T. Elliott IV
Name:     James T. Elliott IV
Title:    President

FT. MADISON ASSISTED LIVING LLC, an Iowa limited liability company

By:    /s/ James T. Elliott IV
Name:     James T. Elliott IV
Title:    President

BURLINGTON INDEPENDENT LIVING LLC, an Iowa limited liability company

By:    /s/ James T. Elliott IV
Name:     James T. Elliott IV
Title:    President

[signature page to Second Amendment to Purchase Agreement]

PURCHASER:

AMERICAN REALTY CAPITAL HEALTHCARE TRUST II OPERATING PARTNERSHIP, L.P. a Delaware limited partnership

By: American Realty Capital Healthcare Trust II, Inc., a Maryland corporation, its general partner

By: /s/ Edward M. Weil, Jr. Name: Edward M. Weil, Jr. Title: President

[signature page to Second Amendment to Purchase Agreement]

EXHIBIT A

Identified Repairs

Facility             Identified Repair             Credit

Mount Pleasant Facility
Concrete pavement repairs        $ 3,000

Subtotal for Facility:                        $ 3,000

Muscatine Facility
Concrete sidewalk and pavement
replacement                $ 8,500
Repair of parking lot lights and
entrance sign lights             3,000
Subtotal for Facility:                        $11,500

Cedar Rapids Facility

Replace damaged concrete walk     $ 450
Roof repairs              350
Subtotal for Facility:                         $ 800

Clinton Facility
Van-accessible handicapped space
with signage                 $ 350
                Replace missing handicapped
signage                  300
Concrete sidewalk full depth
replacement                 3,500
Subtotal for Facility:                         $ 4,150

Independence Facility
Replace damaged concrete
walkway                 $ 1,050
Subtotal for Facility:                         $ 1,050

Pennsylvania Facility

Concrete pavement             $18,000
Retaining wall                 22,500
Roofing                 3,000
Semi-annual inspection and
preventative maintenance          2,400
Subtotal for Facility:                        $50,000
Total Credit:                                 $70,500